Exhibit 10.1

EXHIBIT A

MEMBERS

Name, Address, Fax and E-mail	Sharing Ratio	Parent	Representative and Alternate Representatives
MVP HOLDCO, LLC EQT Plaza 625 Liberty Avenue Pittsburgh, Pennsylvania 15222 Fax: (412) 553-7781 Attention: Blue Jenkins [***] David Gray [***] Sean McGinty [***] with a copy to: Baker Botts L.L.P. 98 San Jacinto Blvd., Suite 1500 Austin, Texas 78701 Fax: (512) 322-8349 Attn: Michael L. Bengtson [***]	45.5%	EQT Midstream Partners, LP	David Gray – Representative Blue Jenkins – Alternate Representative
US MARCELLUS GAS INFRASTRUCTURE, LLC 601 Travis Street Suite 1900 Houston, Texas 77002 Fax: 713.751.0375 Attention: Lawrence A. Wall, Jr. [***] Karina Amelang [***]	31%	NextEra Energy Capital Holdings, Inc.	TJ Tuscai, Chief Executive Officer – Representative Lawrence A. Wall, Jr., President – Alternate Representative
WGL MIDSTREAM, INC. c/o WGL Holdings, Inc. 101 Constitution Avenue, N.W. Washington, DC 20080 Fax: (202) 624-6655 Attn: Anthony M. Nee [***]	7%	WGL Holdings, Inc.	N/A

Exhibit A

VEGA MIDSTREAM MVP LLC c/o Vega Energy Partners, Ltd. 3701 Kirby Dr., Suite 1290 Houston, Texas 77098 Fax: (713) 527-0850 Attn: David A. Modesett [***] with a copy to: Norton Rose Fulbright 1301 McKinney St., Suite 5100 Houston, TX 77010 Fax: (713) 651-5246 Attn: Ned Crady [***]	3%	Vega Energy Partners, Ltd.	N/A
VEGA NPI IV, LLC c/o Vega Energy Partners, Ltd. 3701 Kirby Dr., Suite 1290 Houston, Texas 77098 Fax: (713) 527-0850 Attn: David A. Modesett [***] with a copy to: Norton Rose Fulbright 1301 McKinney St., Suite 5100 Houston, TX 77010 Fax: (713) 651-5246 Attn: Ned Crady [***]	0%	Vega Energy Partners, Ltd.	N/A
RGC MIDSTREAM, LLC 519 Kimball Ave NE Roanoke, Virginia 24016 Fax: (540) 777-2636 Attn: Paul Nester [***]	1%	RGC Resources, Inc.	N/A
CON EDISON GAS MIDSTREAM, LLC 4 Irving Place New York, New York 10003 Fax: (917) 534-4476 Attn: Joseph Oates [***]	12.5%	Consolidated Edison, Inc.	N/A

Exhibit A